UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
Tower Group, Inc. (“Tower”) is filing as Exhibit 99.1 hereto a press release issued on September 15, 2010 by Tower announcing the pricing of Tower’s previously announced offering of convertible senior notes, the content of which is incorporated by reference in this Item 8.01.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Number	Description

99.1	Press Release of Tower, dated September 15, 2010.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant
Date: September 15, 2010	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Senior Vice President & Chief Financial Officer